Exhibit 99.3

Settlement Agreement dated as of August 15, 2014,

consummated effective on September 4, 2014

SETTLEMENT AGREEMENT

This is a Settlement Agreement (“Settlement Agreement,” or “Agreement”) dated August 15, 2014, by and among Guy J. Quigley, Wendy Quigley, Gary Quigley, the Estate of Josephine Quigley (“Estate”), George Longo (“Longo”), Kevin Brogan (“Brogan”), Graham Brandon (“Brandon”), Joseph Currivan (“Currivan”), Josephine Gleeson (“Gleeson”), Frances Boston (“Boston”), Scanda Systems Ltd (UK) (“Scanda UK”), Scanda Systems Ltd (US) (“Scanda US”), Kariba Holdings, Ltd. (“Kariba”), Chilesha Holdings Ltd. (“Chilesha”), InnerLight Holdings, Inc. and InnerLight Worldwide, Inc. (the latter two parties being referred to as “InnerLight”) (collectively, “the Quigley Settlors”), and ProPhase Labs, Inc. (the “ProPhase Settlor.”). The Quigley Settlors and the ProPhase Settlor shall be referred to collectively as “the Settlors.”

The background of the Agreement is as follows:

I.	Background

A. The Quigley Settlors, the ProPhase Settlor, and various persons and entities associated with ProPhase Labs, Inc. (“ProPhase Labs,” or the “Company”) are, or have, engaged in several lawsuits, specifically:

1. ProPhase Labs, Inc. f/k/a The Quigley Corporation v. Guy Quigley, Gary Quigley, ScandaSystems Limited, ScandaSystems Ltd. Chilesha Holdings Ltd., Kevin P. Brogan, InnerLight Holdings, Inc., George Longo, Graham Brandon and Pacific Rim Pharmaceuticals, Ltd., Court of Common Pleas of Bucks County, Pennsylvania, Case Number 2010-08227.

2. ProPhase Labs, Inc. v. InnerLight Worldwide, Inc., Court of Common Pleas of Bucks County, Pennsylvania, Case Number 2011-09814.

3. ProPhase Labs, Inc. f/k/a The Quigley Corporation v. Guy Quigley, Kariba Holdings, Limited, Wendy Quigley, Gary Quigley, Frances Quigley a/k/a Frances Boston, and Josephine Quigley a/k/a Josephine Gleeson, Court of Common Pleas of Bucks County, Pennsylvania, Case Number 2011-09815.

4. Guy Quigley et al. v. Ted Karkus, Robert Cuddihy, Mark Burnett, Mark Leventhal, Mark Frank, Louis Gleckel and James McCubbin, Court of Common Pleas of Philadelphia County, Pennsylvania, December Term, 2011, No. 111200409.

5. Estate of Josephine Quigley and Kariba Holdings Limited v. East Bay Management, Inc., Ted Karkus, East Bay Management, Ltd. and Scott Strady, Eastern District of Pennsylvania, Civil Action No. 13-5547.

6. Gary Quigley v. East Bay Management, Inc. and Ted Karkus, Eastern District of Pennsylvania, Civil Action No. 13-3998.

7. Ted Karkus v. The Quigley Corporation, et al., No. 09-2239, Eastern District of Pennsylvania, Civil Action No. 09-2239.

The foregoing cases are hereinafter referred to collectively as the “Settled Cases.”

B. Through this Settlement Agreement, the Settlors intend globally to resolve the Settled Cases and all other disputes, or potential disputes, that existed as of the date of the Closing of this Agreement.

C. In order to achieve its purpose of globally resolving all disputes between and among the Settlors, this Agreement shall be binding on each of the Settlors hereto.

D. Certain Quigley Settlors own shares of the common stock of the Company. Pursuant to the terms of this Agreement, the identified shareholders (hereinafter referred to as “Stockholder Settlors”) intend either to transfer all their rights, title and interest in their shares to the Company, or (if the Stockholder Settlor disclaims ownership interest in such shares) to transfer whatever ownership they may have in such shares to the Company, and/or to cause their ownership in all such stock to be extinguished and returned to the Company’s treasury.

E. In addition, certain of the Settlors intend to make monetary payments to certain of the other Settlors, also as hereinafter specifically set forth.

F. The Settlors furthermore intend to take other actions, as set forth in this Agreement.

NOW THEREFORE, for good and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Settlors agree as follows:

II.	Terms

A. Closing Date. Upon the terms and subject to the conditions of this Agreement, a closing of the transactions contemplated hereby shall take place not later than September 3, 2014 (the “Closing”).

B. Financial Terms of Settlement: At or in conjunction with the Closing, the following shall occur:

1. At the Closing, the following Stockholder-Settlors shall transfer, convey and assign to Prophase Labs, free and clear of all liens and encumbrances, good and marketable title to the shares of the Company’s common stock, $0.0005 par value, set forth below, including the delivery to the Company of duly authorized and executed irrevocable stock powers transferring ownership of the stated number of shares of ProPhase Labs common stock to the Company for that purpose.

Stockholder	No. of Shares to be Transferred

Guy Quigley	1,128,132
Wendy Quigley	403,705
George Longo	40,000
Kevin Brogan	40,000
Kariba	295,000
Chilesha	198,500
Total Shares	2,105,337

2. The stock that the Stockholder-Settlors will transfer to the Company shall be deemed to have been transferred at the agreed upon price of $1.31 per share.

3. In addition to the shares described in Section II. B. 1 above, Guy Quigley owns an additional 1,453,427 shares which are the subject of a purchase option agreement in favor of HIG/Matrixx (the “Option Agreement”). Guy Quigley hereby consents to ProPhase contacting HIG/Matrixx in order to attempt to reach a determination that the Option Agreement is no longer in force or will not be exercised. Guy Quigley will take no action to hinder the Company’s efforts to achieve such a determination, provided that Mr. Quigley shall bear no costs arising from this effort. Contingent upon the result of the Company’s efforts to determine whether the Option Agreement remains in force, the shares subject to that agreement Option shall be disposed of as follows:

(a) Alternative 1: If, at the time of the Closing it has been determined that the Option Agreement is no longer in force, or if HIG/Matrixx has agreed not to exercise its rights under the Option Agreement, then:

(i)	At the Closing, Guy Quigley shall deliver to the Company an assignment and transfer of the subject shares, free and clear of all liens and encumbrances, together with duly authorized and executed irrevocable stock powers transferring ownership of the 1,453,427 shares, deemed to transfer (as described in Section II.B.2) at a price of $1.31/share to ProPhase Labs.

(ii)	The Company shall remit to Eastburn & Gray, for the benefit of Guy and Wendy Quigley, a payment of $500,000 which shall be placed in an escrow account established for this purpose pursuant to an escrow agreement in the form attached as Exhibit A.

(b) Alternative 2: If the Option Agreement remains in force at the time of Closing, and HIG/Matrixx retains the right to exercise an option to purchase all or some of the 1,453,427 shares covered by that agreement, then:

(i)	On or before the closing date, Guy Quigley shall deliver to Eastburn & Gray: all stock certificates evidencing Mr. Quigley’s ownership of the 1,453,427 shares; an undated executed assignment and transfer of such shares, free and clear of all liens and encumbrances; an undated duly authorized and executed irrevocable stock transfer power for such shares in the form attached hereto as Exhibit B. Eastburn & Gray shall hold these certificates and stock transfer powers pending an effective exercise or failure to exercise the Option by HIG/Matrixx; and

(ii)	Mr. Quigley shall deliver to ProPhase Labs an executed version of the document attached hereto as Exhibit C authorizing HIG/Matrixx to deposit any amount paid by HIG/Matrixx to exercise its option into the Eastburn & Gray escrow account established pursuant to Section II(B)(5)(a).

(iii)	If HIG/Matrixx exercises its option to purchase all 1,453,427 shares permitted under the Option Agreement, Eastburn & Gray shall disburse $1,534,798 of the total proceeds it received in good funds from HIG/Matrixx or Guy Quigley from such exercise ($2,034,798) to the Company within two (2) business days. The remaining $500,000 shall remain in the Eastburn & Gray account for the benefit of Guy Quigley.

(iv)	If HIG/Matrixx exercises its option but elects to purchase fewer than 1,453,427 shares and releases the remaining shares to Guy Quigley, then:

a. Eastburn & Gray shall promptly deliver the stock certificate(s) and stock transfer powers for the stock not acquired by HIG/Matrixx to ProPhase Labs; and

b. Eastburn & Gray shall disburse to the Company the proceeds from HIG/Matrixx’s exercise, less $500,000 to be retained in the Eastburn & Gray account for the benefit of Mr. Quigley. If the proceeds from the HIG/Matrixx exercise are less than $500,000, the Company, upon receipt of the stock referred to in Section IIB3(b)(iv)(a) above, shall remit to Eastburn & Gray, for the benefit of Guy and Wendy Quigley, a payment totaling the difference between $500,000 and the proceeds from the HIG/Matrixx exercise.

(c) Alternative 3: If HIG/Matrixx does not exercise any rights it has under the Option Agreement and the Agreement expires, then:

(i)	Promptly following the expiration of the option the Company shall remit to Eastburn & Gray a payment of $500,000 for the benefit of Guy Quigley; and

(ii)	Upon receipt of such payment, Eastburn & Gray shall promptly deliver the stock certificate(s) and stock transfer powers from the entire 1,453,427 shares to the Company.

4. In addition to the shares described in Section II.B.1 above, an additional 338,000 shares of ProPhase Labs common stock are reflected on the books and records of the Company and the books and records of its transfer agent, American Stock Transfer & Trust Company, LLC, (AST) in Account 0000011277 as being owned by Chilesha (stock certificate TQC0002633) (the 338,000 Shares). According to the Company’s books and records and the books and records of AST the 338,000 Shares were transferred to Chilesha from Pacific Rim Pharmaceuticals, LTD. Chilesha and Currivan dispute that they, or either of them, or any entity in which they held an interest, owned or ever owned the 338,000 Shares. ScandaSystems, LTD (UK), Gary Quigley and Graham Brandon dispute that they, or any of them, or any entity in which they had an interest, owned or ever owned or transferred the 338,000 Shares. In order to effectuate settlement, and without conceding any ownership interest in the 338,000 Shares, Chilesha, Currivan, ScandaSystems, LTD (UK), Gary Quigley and Brandon agree to transfer, convey and assign to ProPhase whatever ownership interest they or any of them have in the 338,000 Shares. Furthermore Chilesha, Currivan, ScandaSystems, LTD (UK), Gary Quigley, Brandon and the Company consent to the Court issuing an Order rescinding all agreements or transactions involving the 338,000 Shares and directing the Company, through its agent AST to cancel certificate TQC0002633 and the 338,000 Shares and hereby authorize their respective counsel to execute on their behalf the Stipulated Order attached as Exhibit D. In consideration of this transfer, consent to cancel and subject to their representations that they have never owned, sold or otherwise transferred the 338,000 Shares as of the date of this Agreement, the Company releases, indemnifies and holds harmless Chilesha, Currivan, ScandaSysytems, LTD (UK), Gary Quigley and Brandon as to claims relating solely to the ownership of the 338,000 Shares. Chilesha, Currivan, ScandaSysytems, LTD (UK), Gary Quigley and Brandon shall cooperate with the Company in the defense and resolution of any such claim and the Company shall have the right to control the defense and settlement of such claim.

5. If any shares being transferred to ProPhase Labs pursuant to this Settlement Agreement are evidenced by certificates, the Stockholder-Settlor shall provide ProPhase with such certificates, along with any other documents necessary to effectuate the transfer, by the date of losing. If any certificates have been lost or misplaced, the Stockholder Settlor shall by the Closing execute and deliver a standard Lost Stock Affidavit and Indemnity, in the form attached hereto as Exhibit E. The 338,000 Shares referenced in the foregoing paragraph 4 of this Subsection (B) (Financial Terms of Settlement) are not subject to this provision.

6. At the Closing, Defendants shall pay $440,000 to ProPhase Labs by wire transfer to the bank account designated by the Company or by certified check or bank check drawn on a bank having offices in Bucks County, PA or Philadelphia County, PA.

7. ProPhase Labs represents that it does not have current plans to sell, merge, or take the Company private. In the event that, on or before January 15, 2015, the Company enters into a binding agreement to sell, merge, or take the Company private at a price per share greater than $2.00/per share (adjusted for any stock splits), then the Stockholder-Settlors referenced in Section II.B.1., in respect of the shares listed in that section, shall be entitled to an additional payment equal to the price per share above $2.00 (as so adjusted) that the Company receives multiplied by the number of shares transferred to the Company pursuant to Section II.B.1. and only such shares.

C. Representations Relating To Transfers Of Stock

1. The Stockholder-Settlors, jointly and severally, make the following representations with respect to the transactions set forth in Section II. B. above (Financial Terms of Settlement:

(a) Each of the Stockholder-Settlors is an individual or is a corporation duly organized and validly existing under the laws of the state or the country of its incorporation, and each has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(b) The execution, delivery and performance by each of the Stockholder-Settlors of this Agreement, and the consummation by each of the Stockholder-Settlors of the transactions contemplated hereby, have been authorized by all necessary action, individual, corporate or otherwise. This Agreement has been duly executed and delivered by each of the Stockholder-Settlors, and constitutes a valid and binding obligation of each such Stockholder-Settlor, enforceable against each such Stockholder-Settlor in accordance with its terms.

(c) Each Stockholder-Settlor (for himself, herself, or itself and his, her, or its affiliated entities, heirs, estates, executors, administrators, legal representatives, successors-in-interest, representatives, agents and assigns) represents and warrants to the Company that (i) such Stockholder-Settlor is experienced in investing and selling interests in corporations and businesses and understands the disadvantage to Stockholder-Settlor on account of the disparity of information between such Stockholder-Settlor and the Company, (ii) each Stockholder-Settlor is capable of evaluating the merits and risks of the transactions contemplated by this Agreement and of protecting its or his own interests in connection with this Agreement, (iii) in entering into the transactions contemplated by this Agreement, such Stockholder-Settlor has had the opportunity to evaluate all information and documents filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, (iv) the stock transfers contemplated by this Agreement relate to the resolution and settlement of legal disputes and litigation between the ProPhase Settlor and the Quigley Settlors, including the Stockholder-Settlors; and this stock transfer is in part motivated by a desire that the parties care to no longer remain in business together and that these transactions in part constitute a resolution of those disputes; and (v) such Stockholder-Settlor is not relying on any representations or warranties regarding the Company except for those representations and warranties expressly set forth in this Agreement.

(d) Each Stockholder-Settlor acknowledges that (i) the Company is under no obligation to disclose any information to such Stockholder-Settlor other than such information that the Company must disclose publicly to all of its stockholders, (ii) because of the nature of the Company's business and operations, and because of the periodic nature of the timing of the Company's filing of its financial statements and other disclosure documents, it is likely that the Company's future or upcoming filings with the Securities and Exchange Commission will contain material information which is currently non-public and has not been disclosed and (iii) the Company is evaluating possible business strategies, which, if successful, could be material to the Company. This paragraph shall not apply to any matter referenced in paragraph 7 of the foregoing Subsection B (Financial Terms of Settlement).

(e) Each Stockholder-Settlor (for himself, herself, or itself or his, her, or its affiliated entities, heirs, estates, executors, administrators, legal representatives, successors-in-interest, representatives, agents and assigns) further acknowledges and confirms to the Company that (i) the Company has material, non-public information concerning the Company and the Company has no obligation (fiduciary or otherwise) to disclose any such information to any of the Stockholder-Settlors other than the matters referenced in paragraph 7 of the foregoing Subsection B (Financial Terms of Settlement), and (ii) the Company is relying on the representations, warranties and acknowledgements in subsection (c) in entering into this Agreement and in engaging in the transactions contemplated hereby and thereby, and would not execute or deliver this Agreement, or engage in such transactions, in the absence of such representations, warranties and acknowledgements.

(f) Each such Stockholder-Settlor expressly releases, indemnifies and holds harmless the Company and its officers, directors, affiliates, agents, and employees, from any and all liabilities arising from any Stockholder-Settlor’s inability to review or evaluate any material non-public information that the Company has or may have and agrees not to assert any claim in respect of such Stockholder-Settlor’s agreement to sell, tender, option or otherwise transfer any of the Shares pursuant to this Agreement. This paragraph shall not apply to any matter referenced in paragraph 7 of the foregoing Subsection B (Financial Terms of Settlement).

(g) Each Stockholder-Settlor has good and marketable title to the shares being transferred and will deliver to the Company good and marketable title to such shares, free and clear of all liens, pledges, or encumbrances.

(h) With the sole exception of 76,000 shares owned by Joseph Currivan, no Quigley Settlor owns, directly or indirectly, or has the right to acquire or vote any ProPhase Labs securities, or any beneficial interest in any of the Company’s securities, except those shares of common stock set forth in this Agreement.

D. Dismissal of Settled Cases. The Settlors shall execute any and all documents needed to terminate and dismiss with prejudice all of the Settled Cases (including, if applicable, any appeals in such cases), it being the objective of the Settlors that no litigation between or among them shall continue thereafter.

E. Mutual General Release

1.	General Provisions

In consideration of the mutual promises, representations, covenants, and consideration set forth in this Settlement Agreement, the Settlors agree as follows:

(a) The provisions of this Mutual General Release shall apply between and among the Quigley Settlors, Guy J. Quigley, Wendy Quigley, Gary Quigley, Estate of Josephine Quigley, George Longo, Kevin Brogan, Graham Brandon, Joseph Currivan, Josephine Gleeson, Frances Boston, ScandaSystems, LTD (UK), ScandaSystems LTD (US), Kariba Holdings, LTD, Chilesha Holdings, LTD, InnerLight Holdings Inc. and InnerLight Worldwide, Inc. (for the purposes of this Mutual General Release, the “Quigley Releasors” and the “Quigley Releasees”) and to ProPhase Labs, Inc., Ted Karkus, Robert V. Cuddihy, Jr., Mark Burnett, Mark Leventhal, Mark Frank, Louis Gleckel, and James McCubbin (for the purpose of ”this Mutual General Release, the “ProPhase Releasors” and “ProPhase Releasees”) and (as applicable) to their employees, officers and directors (in their corporate and individual capacities), principals, shareholders, agents, heirs, executors, administrators, predecessors, successors, assigns, representatives, subsidiaries, affiliates, advisors, accountants and attorneys, to any entity owned or controlled by a Releasor or Releasee, and to any other person who claims an interest in the subject matter of the Settlement Agreement or this Mutual General Release (collectively, the “Releasees”).

(b) As used in this Mutual General Release, the terms “Releasor” or “Releasee,” whether used in the singular or plural form, shall be construed broadly to include all Releasors/Releasees, any subgroup of Releasors/Releasees, and to each Releasor/Releasee individually.

2.	Mutual Releases

(a) Except for claims to enforce the Settlement Agreement or for breach of the Settlement Agreement, the undersigned ProPhase Releasors do hereby fully and forever release, remise, acquit and discharge the Quigley Releasees from any and all actions, claims, counterclaims, causes of action, , expenses, suits, judgments, liabilities, grievances, demands, damages, losses, costs, expenses, and debts of any kind, character or nature whatsoever (collectively, “Claims”), whether known or unknown, fixed or contingent, which any ProPhase Releasors has, or claims to have, against any Quigley Releasee which had accrued as of the closing date of the Settlement Agreement.

(b) Except for claims to enforce the Settlement Agreement or for breach of the Settlement Agreement, each of the undersigned Quigley Releasors does hereby fully and forever release, remise, acquit and discharge the ProPhase Releasees and each of the other Quigley Releasees from any and all actions, claims, counterclaims, causes of action, expenses, suits, judgments, liabilities, grievances, demands, damages, losses, costs, expenses and debts of any kind, character or nature whatsoever (collectively “Claims”), whether known or unknown, fixed or contingent, which any Quigley Releasor has, or claims to have, against any ProPhase Releasee or other Quigley Releasee which had accrued as of the closing date of the Settlement Agreement.

(c) This Mutual General Release includes, but is not limited to, all Claims that have been asserted, could have been asserted, or might have been asserted, or which relate in any way, to the subject matter of the Settled Cases.

F. Covenant Not to Sue

1. In this section, the terms “Quigley Releasor,” “Quigley Releasee,” “ProPhase Releasor,” “ProPhase Releasee,” “Releasor/Releasee,” and “Claims” (in either their singular or plural forms) shall have the meaning ascribed to them in the foregoing Mutual General Release.

2. Each of the ProPhase Releasors covenant and agrees: (i) never to sue or otherwise commence, aid in any way (other than when compelled by subpoena or action of a court of law) or prosecute any action or other proceeding against any Quigley Releasee concerning any Claim (as defined in the Mutual General Releasee) within the scope of this Mutual General Release; (ii) that if any ProPhase Releasor should assert a claim that is barred by this Mutual General Release, the Prophase Releasor who commenced such action or proceeding shall indemnify and hold harmless any Quigley Releasee against whom such claim has been asserted for all liabilities, including court costs and attorneys’ fees, that are incurred by the Quigley Releasee in connection with such action or proceeding; (iii) that this Agreement may be pleaded by any Quigley Releasee as a full and complete defense to any action or proceeding that is contrary to the terms of this Mutual General Release, and may be asserted as a basis for abatement of, or injunction against, said action or proceeding and as a basis for a cross complaint for damages therein; and (iv) that in the event that any Prophase Releasor breaches the Covenant Not To Sue, any aggrieved Quigley Releasee shall be entitled to recover from the breaching Prophase Releasor not only the amount of any judgment that may be awarded in favor of the aggrieved Quigley Releasee, but also such other damages, costs and expenses as may be incurred by such Quigley Releasee, including court costs, attorneys’ fees and all other costs and expenses, taxable or otherwise, in preparing the defense of, defending against or seeking and obtaining abatement of, or injunction against, such action or proceeding, and of enforcing this Mutual General Release.

3. Each of the Quigley Releasors covenant and agrees; (i) never to sue or otherwise commence, aid in any way (other than when compelled by subpoena or action of a court of law) or prosecute any action or other proceeding against any ProPhase Releasee or other Quigley Releasee concerning any Claim (as defined above) within the scope of this Mutual General Release; (ii) that if any Quigley Releasor should assert a claim that is barred by this Mutual General Release the Quigley Releasor, who commenced such action or proceeding shall indemnify and hold harmless any ProPhase Releasee or other Quigley Releasee against whom such Claim has been asserted for all liabilities, including court costs and attorneys’ fees that are incurred by the ProPhase Releasee or other Quigley Releasee in connection with such action or proceeding; (iii) that this agreement may be pleaded by any ProPhase Releasee or other Quigley Releasee as a full and complete defense to any action or proceeding that is contrary to the terms of this Mutual General Release and may be asserted as a basis for abatement of, or injunction against, said action or procedure and as a basis for a cross complaint for damages therein; and (iv) that in the event that any ProPhase Releasee or other Quigley Releasee shall be entitled to recover from the breaching Quigley Releasor not only the amount of any judgment that may be awarded in favor of the aggrieved ProPhase Releasee or other Quigley Releasee, including court costs, attorneys’ fees and all other costs and expenses, taxable or otherwise, in preparing the defense of, defending against or seeking and obtaining abatement of, or injunction against, such action or proceeding and or enforcing this Mutual General Release.

4. No provision of this Covenant Not to Sue shall be deemed to bar or limit in any way the enforcement and or collection on the judgment obtained against former attorney William J. Reilly by InnerLight Holdings Inc.

G. Non-Disparagement Clause

Each Settlor and each Releasee (as defined by the Mutual General Release and Covenant Not to Sue) mutually represents and warrants that she, he or it shall not disparage or criticize any other Settlor or Releasee by word or action or encourage any other person to do so.

H. Standstill Provision

The Settlors specifically agree that for a period of ten (10) years from the date of this Agreement:

1. The Quigley Settlors, and each of them, shall not (a) acquire, own, or seek to acquire or own, directly or indirectly, any interest in any securities of ProPhase Labs or any right convertible into securities of the Company, or (b) acquire or seek to acquire the right to vote or direct the voting of any ProPhase Labs security, provided that Joseph Currivan shall have a continuing right to own and vote his existing block of 76,000 shares and to receive the amount of shares received by shareholders generally in the event of a stock split or a stock dividend only. In the event that Joseph Currivan should sell or transfer any of his 76,000 shares, he shall not purchase or acquire, directly or indirectly, or seek to acquire the right to vote or direct the voting of any additional ProPhase Labs securities, except those received through a stock split or a stock dividend.

I.	Miscellaneous Provisions

1. Each of the Settlors and Releasees mutually represents and warrants that each of them has read and has had the opportunity to confer with counsel concerning the terms of this Settlement Agreement, and further represents and warrants that each of them has made an informed, intelligent, and independent decision to sign this Agreement.

2. Unless specifically provided herein, this Settlement Agreement is not intended to create, and shall not create, any rights in any person or entity that is not a party to this Agreement.

3. This Settlement Agreement has been prepared, and negotiations in connection with it have been carried on, by the efforts of each of the Settlors, and this Agreement is to be construed fairly and in accordance with its plain meaning, and not strictly against any particular party, and no party hereto shall be deemed to be the draftsperson hereof.

4. This Agreement constitutes the entire understanding of the Settlors concerning its subject matter and may not be modified, altered, or discharged except by a writing signed by all of the Settlors. No representations or promises except those set forth herein have been made to induce any party to enter into this Agreement.

5. The Settlors have entered into this Agreement in order to avoid the substantial expense, inconvenience, and risks of further litigation. By entering into this Agreement, no party makes, or shall be deemed to have made, any admission of wrongdoing or liability, including an admission of liability with regard to any of the claims asserted in the Settled Cases.

6. Within 45 days of the Closing, counsel for the Settlors shall certify to opposing counsel that all litigation materials designated “Confidential” or “Confidential – Attorneys’ Eyes Only” have been destroyed, except that counsel make retain work product and copies of court filings, trial or hearing transcripts and exhibits, provided that such documents shall continue to be treated as provided in the Confidentiality Order entered by Judge Waite on February 25, 2013.

7. The Settlors agree that except for (a) Prophase disclosing the terms of this settlement in reports filed with the SEC (including filing as an exhibit to such SEC reports a copy of this Agreement and the exhibits hereto), (b) as required by law, and (c) as needed to enforce the terms of this Settlement Agreement, no party shall publicize or characterize the Agreement to any third party except to say, in substance, that the case was amicably settled and all parties are satisfied with the terms of the resolution.

8. The representations set forth in Section II.D. (Representations Related to Transfers of Stock) shall survive indefinitely following the execution of this Agreement and the consummation of the transactions contemplated hereby.

9. This Settlement Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding its choice of law or conflicts of law or other provisions which might result in the selection of the substantive law of another jurisdiction. The Settlors hereto consent to the exclusive jurisdiction of the Court of Common Pleas of Bucks County, Commonwealth of Pennsylvania, with respect to any claim or action arising pursuant to this Agreement.

10. If any provision of this Settlement Agreement is ruled ineffective or contrary to law by any court of competent jurisdiction, then all other provisions of this Settlement Agreement shall survive and be unaffected by such ruling.

11. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Guy J. Quigley		ProPhase Labs, Inc.

By:
Settlor and Releasor	Date	Settlor and Releasor	Date

As to the Mutual General Release, Covenant
Not Sue, and Non-Disparagement Clause Only.

Wendy Quigley		Ted Karkus

Settlor and Releasor	Date	Releasor	Date

Gary Quigley		Robert V. Cuddihy, Jr.

Settlor and Releasor	Date	Releasor	Date

Estate of Josephine Quigley		Mark Burnett

By:
Settlor and Releasor	Date	Releasor	Date

George Longo		Mark Leventhal

Settlor and Releasor	Date	Releasor	Date

Kevin Brogan		Mark Frank

Settlor and Releasor	Date	Releasor	Date

Graham Brandon		Louis Gleckel

Settlor and Releasor	Date:	Releasor	Date

Joseph Currivan		James McCubbin

Settlor and Releasor	Date	Releasor	Date

Josephine Gleeson

Settlor and Releasor	Date

Frances Boston

Settlor and Releasor	Date

Scanda Systems Ltd (UK)

By:
Settlor and Releasor	Date

Scanda Systems Ltd (US)

By:
Settlor and Releasor	Date

Kariba Holdings, Ltd.

By:
Settlor and Releasor	Date

Chilesha Holdings, Ltd.

By:
Settlor and Releasor	Date

InnerLight Holdings, Inc.

By:
	Settlor and Releasor	Date

InnerLight Worldwide, Inc.

By:
	Settlor and Releasor	Date

EXHIBIT A

ESCROW AGREEMENT

This is an Escrow Agreement (the “Escrow Agreement”) dated August __, 2014, by and among Guy Quigley, Wendy Quigley, and ProPhase Labs, Inc., a Nevada corporation (“ProPhase”) (collectively with Guy Quigley and Wendy Quigley, the “Escrow Beneficiaries”), each of which is a party to a certain Settlement Agreement dated August __, 2014 (the “Settlement Agreement”), and the law firm of Eastburn & Gray (“Escrow Agent”), as escrow agent. This Escrow Agreement constitutes Appendix __ of the Settlement Agreement.

In consideration of the premises, the Settlement Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Escrow Beneficiaries and Escrow Agent agree as follows:

1. The Escrow Beneficiaries hereby appoint Escrow Agent as their escrow agent for the purposes of carrying out certain provisions of the Settlement Agreement, as set forth below, under the terms and conditions stated herein.

2. The provisions of the Settlement Agreement are incorporated herein by reference, and unless otherwise defined herein, the terms used in this Escrow Agreement shall have the same meaning as the terms have in the Settlement Agreement.

3. The Escrow Beneficiaries shall deliver to Escrow Agent, and Escrow Agent shall accept and hold, in accordance with this Escrow Agreement, various stock certificates, stock transfer powers, and other documents on behalf of certain of the Escrow Beneficiaries as provided in Section [II.B.(3)] of the Settlement Agreement. Escrow Agent shall not release such stock certificates, stock transfer powers, or such other documents except in accordance with the express terms and conditions of this Escrow Agreement.

4. Escrow Agent shall also take temporary custody of certain funds and hold them on behalf of certain of the Escrow Beneficiaries as provided in Section [II.B.(3)] of the Settlement Agreement in one or more non-interest bearing accounts at National Penn Bank, located in Doylestown (collectively, the “Escrow Account”). The funds shall be held in the Escrow Account by Escrow Agent until disbursed in accordance with the Settlement Agreement. Escrow Agent shall not distribute or release the funds except in accordance with the express terms and conditions of this Escrow Agreement. The funds shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto.

5. Escrow Agent shall promptly release documents and disburse funds to the appropriate parties when directed to do so by the Escrow Beneficiaries, in accordance with this Escrow Agreement and the applicable provisions of the Settlement Agreement.

6. Certain of the provisions of the Settlement Agreement relate to an option (the “Option”) for the purchase of 1,453,427 shares of common stock of ProPhase that was in the past granted by Guy Quigley to HIG/Matrixx (“HIG/Matrixx”) through that certain purchase option agreement (the “Option Agreement”). The applicability and operation of such provisions of the Settlement Agreement depend on whether the Option is or is not currently outstanding and/or on whether it has been or will be exercised by HIG/Matrixx. In making any determination as to what is required of it, the Escrow Agent shall rely on the following, as may be applicable:

(a). A writing signed jointly by an authorized representative of ProPhase and an authorized representative of Guy Quigley and Wendy Quigley (“Written Instruction”) as further described in Section 7 herein; or

(b). A ruling by the Court of Common Pleas of Bucks County on application by any party upon notice to Guy Quigley, Wendy Quigley, and ProPhase.

7. (a). HIG/Matrixx Exercises the Option to Purchase All 1,453,427 Shares. Upon exercise of the Option by HIG/Matrixx to purchase all 1,453,427 shares permitted under the Option Agreement:

(i) Guy Quigley shall remit to the Escrow Account (or cause HIG/Matrixx to remit to the Escrow Account) the payment of $2,034,798 in consideration of the exercise of the Option to purchase such shares.

(ii) The Escrow Beneficiaries shall give Written Instruction to Escrow Agent to, after receipt of the payment in Section 7(a)(i) above, (A) disburse $1,534,798 of such payment to ProPhase within two (2) business days, (B) disburse $500,000 to Guy Quigley and Wendy Quigley within two (2) business days, and (C) release the stock certificates for 1,453,427 shares together with duly authorized and executed irrevocable stock powers transferring ownership of such shares and such other documents required to reflect the transfer on the books and records of ProPhase and the books and records of any transfer agent of ProPhase to HIG/Matrixx or its designee.

(iii) Upon the receipt of the payment under Section 7(a)(i) and the Written Instruction under Section 7(a)(ii), Escrow Agent shall disburse the funds and release the shares in accordance with the Written Instruction as provided in accordance with Section 7(a)(ii) herein.

(b). HIG/Matrixx Exercises the Option to Purchase Less Than 1,453,427 Shares. Upon exercise of the Option by HIG/Matrixx to purchase less than 1,453,427 Shares under the Option Agreement:

(i) Guy Quigley shall remit to the Escrow Account (or cause HIG/Matrixx to remit to the Escrow Account) the payment of $1.40 per share in consideration of the exercise of the Option to purchase such shares.

(ii) The Escrow Beneficiaries shall give Written Instruction to Escrow Agent, setting out the number of shares for which the Option was exercised and the amount of the payment to be delivered under Section 7(b)(i). The Written Instruction shall instruct the Escrow Agent to, after receipt of the payment in Section 7(b)(i) above, (A) disburse all of such payment to that exceeds $500,000 to ProPhase within two (2) business days, (B) disburse $500,000 of such payment to Guy Quigley and Wendy Quigley within two (2) business days, (C) release the stock certificates for the exercised shares together with duly authorized and executed irrevocable stock powers transferring ownership of such shares and such other documents required to reflect the transfer on the books and records of ProPhase and the books and records of any transfer agent of ProPhase to HIG/Matrixx or its designee, and (D) release the stock certificates for the unexercised shares together with duly authorized and executed irrevocable stock powers transferring ownership of such shares and such other documents required to reflect the transfer on the books and records of ProPhase and the books and records of any transfer agent of ProPhase to ProPhase. In the event that the proceeds from the exercise of the Option by HIG/Matrixx is less than $500,000 due to the amount of stock purchased by HIG/Matrixx, the ProPhase, upon receipt from the Escrow Agent of the stock not acquired by HIG/Matrixx under the Option, shall remit to the Escrow Account a payment totaling the difference between $500,000 and the amount of the proceeds from the HIG/Matrixx exercise for the benefit of Guy Quigley.

(iii) Upon the receipt of the payment under Section 7(b)(i) and the Written Instruction under Section 7(b)(ii), Escrow Agent shall disburse the funds and release the shares in accordance with the Written Instruction as provided in accordance with Section 7(b)(ii) herein.

(c). Option Agreement Expiries. Upon expiration of the Option without exercise by HIG/Matrixx:

(i) ProPhase shall remit to the Escrow Account a payment of $500,000 for the benefit of Guy Quigley.

(ii) The Escrow Beneficiaries shall give Written Instruction to Escrow Agent to notify Escrow Agent that the Option Agreement has expired. The Written Instruction shall instruct Escrow Agent to, after receipt of the payment in Section 7(c)(i) above, (A) disburse to Guy Quigley and Wendy Quigley the payment of $500,000 within two (2) business days and (B) release the stock certificates for the 1,453,427 shares to ProPhase, together with duly authorized and executed irrevocable stock powers transferring ownership of such shares and such other documents required to reflect the transfer on the books and records of ProPhase and the books and records of any transfer agent of ProPhase.

(iii) Upon the receipt of the payment under Section 7(c)(i) and the Written Instruction under Section 7(c)(ii), Escrow Agent shall disburse the funds and release the shares in accordance with the Written Instruction as provided in accordance with Section 7(c)(ii) herein.

8. Notwithstanding any other provision in this Escrow Agreement to the contrary, Escrow Agent shall disburse the funds (or any portion thereof) in accordance with a notice signed jointly by the Escrow Beneficiaries of a final and non-appealable order from a court of competent jurisdiction, along with a copy of the order, pursuant to which such court has determined whether and to what extent a party is entitled to the funds (or any portion thereof).

9. Escrow Beneficiaries shall have the right to inspect and obtain copies of the records of Escrow Agent pertaining to this Escrow Agreement and to receive monthly reports of the status of the Escrow Account. On or before the five (5) Business Day following each month during the term hereof, Escrow Agent shall deliver account statements to Escrow Beneficiaries with respect to the Escrow Account for the prior month, which statements shall include the account balance, disbursements made pursuant to Section 7 hereof.

10. All notices required under this Escrow Agreement shall be provided as follows:

For Guy and Wendy Quigley:

C/O Eastburn & Gray, P.C.

60 E. Court Street

Doylestown, PA 18901

For ProPhase:

Robert V. Cuddihy, Jr.

ProPhase Labs, Inc., 621 N. Shady Road

Doylestown, PA 18901

with copies to Herbert F. Kozlov at Reed Smith, 599 Lexington Avenue, 29th Floor, New York, NY 10022.

For Escrow Agent:

Eastburn & Gray, P.C.

60 E. Court Street

Doylestown, PA 18901

11. Guy Quigley and Wendy Quigley shall be solely responsible for any fees and expenses charged by Escrow Agent.

12. Provided that Escrow Agent shall have complied with the terms of this Escrow Agreement, Guy Quigley, Wendy Quigley, and ProPhase agree jointly and severally to defend and hold Escrow Agent harmless against any claims made against it arising out of the Escrow Agreement and the performance of its duties thereunder. By acting as Escrow Agent, no attorney client relationship is created between Escrow Agent and any Escrow Beneficiaries.

13. Escrow Agent may be removed (with or without cause) and a new escrow agent may be appointed upon mutual agreement the Escrow Beneficiaries. In such event, the Escrow Beneficiaries shall deliver joint written notice to Escrow Agent of such removal together with joint written instructions authorizing delivery of this Escrow Agreement together with the escrow funds and any and all related instruments or documents to a successor escrow agent. Escrow Agent shall thereafter be discharged from any further obligations hereunder.

14. This Escrow Agreement, together with the Settlement Agreement and related exhibits, appendix and schedules, constitutes the sole and entire agreement of the parties to this Escrow Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. Notwithstanding the foregoing, in the event of any inconsistency between the statements in the body of this Escrow Agreement and those of the Settlement Agreement, the statements in the body of the Settlement Agreement shall control.

15. This Escrow Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Escrow Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Escrow Agreement.

[Signature page follows.]

WHEREFORE, the Escrow Beneficiaries have executed this Escrow Agreement, signifying their agreement with its terms:

Guy Quigley	ProPhase Labs, Inc.

By:

Wendy Quigley

ACCEPTED:

Eastburn & Gray, P.C.

By:

EXHIBIT B

STOCK ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby sell, transfer, convey and assign to ______________________ an aggregate of One Million Four Hundred Fifty-Three Thousand Four Hundred Twenty-Seven (1,453,427) shares of the common stock of ProPhase Labs, Inc, a Nevada corporation (the “Issuer”), $0.0005 par value (the “Transferred Shares”), standing in the name of the undersigned on the books and records of the Issuer and the books and records of any transfer agent of the Issuer, represented by Stock Certificate Nos. TQC17, TQC672, TQC127, TQC128, TQC129, TQC130, TQC 131, TQC132, TQC133, TQC134 and TQC135.

The undersigned hereby appoints _________________ as attorney in fact to transfer the Transferred Shares on the books and records of the Issuer with full power of substitution.

This stock assignment (the “Stock Assignment”) is executed and delivered in accordance with the Settlement Agreement dated August ___ , 2014, among and between the undersigned, the Issuer, and certain other parties thereto (the “Settlement Agreement”).

The Undersigned has executed and delivered the Stock Power annexed hereto with respect to the transfer and assignment of the Transferred Shares.

The undersigned hereby represents and warrants that the undersigned possesses and is hereby delivering to Issuer good and marketable title, free and clear of all liens and encumbrances, to the Transferred Shares.

The undersigned covenants that the undersigned shall take such further actions and execute any and all additional documents as are reasonably necessary to transfer and convey the Transferred Shares to Issuer in accordance with the terms and conditions of the Settlement Agreement and this Stock Assignment.

Dated: _____________ __ , 2014

Guy Quigley

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

The undersigned, Guy Quigley, an individual residing in __________________, hereby assigns, and transfers unto __________________________, One Million Four Hundred Fifty-Three Thousand Four Hundred Twenty-Seven (1,453,427) shares of Common Stock of ProPhase Labs, Inc., a Nevada corporation (the “Company”), standing in the name of the undersigned on the books of the Company represented by Stock Certificate Nos. TQC17, TQC672, TQC127, TQC128, TQC129, TQC130, TQC 131, TQC132, TQC133, TQC134 and TQC135, which is surrendered herewith, and does hereby irrevocably constitute and appoint _________________, as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said shares on the books of the Company.

Executed as of _________ __, 2014.

Guy Quigley

STOCK ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby sell, transfer, convey and assign to ProPhase Labs, Inc, a Nevada corporation (the “Issuer”) an aggregate of One Million One Hundred Twenty-Eight Thousand One Hundred Thirty-Two (1,128,132) shares of the common stock of the Issuer, $0.0005 par value (the “Transferred Shares”), standing in the name of the undersigned on the books and records of the Issuer and the books and records of any transfer agent of the Issuer, represented by Stock Certificate Nos. TQC673, TQC2558, TQC2879, and TQC2880.

The undersigned hereby appoints the Chief Financial Officer of the Issuer as attorney in fact to transfer the Transferred Shares on the books and records of the Issuer with full power of substitution.

This stock assignment (the “Stock Assignment”) is executed and delivered in accordance with the Settlement Agreement dated August ___ , 2014, among and between the undersigned, the Issuer, and certain other parties thereto (the “Settlement Agreement”).

The Undersigned has executed and delivered the Stock Power annexed hereto with respect to the transfer and assignment of the Transferred Shares.

The undersigned hereby represents and warrants that the undersigned possesses and is hereby delivering to Issuer good and marketable title, free and clear of all liens and encumbrances, to the Transferred Shares.

The undersigned covenants that the undersigned shall take such further actions and execute any and all additional documents as are reasonably necessary to transfer and convey the Transferred Shares to Issuer in accordance with the terms and conditions of the Settlement Agreement and this Stock Assignment.

Dated: August ___ , 2014

Guy Quigley

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

The undersigned, Guy Quigley, an individual residing in __________________, hereby assigns, and transfers unto ProPhase Labs, Inc., a Nevada corporation (the “Company”), One Million One Hundred Twenty-Eight Thousand One Hundred Thirty-Two (1,128,132) shares of Common Stock of the Company, standing in the name of the undersigned on the books of the Company represented by Stock Certificate Nos. TQC673, TQC2558, TQC2879, and TQC2880, which is surrendered herewith, and does hereby irrevocably constitute and appoint the Chief Financial Officer of the Company, as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said shares on the books of the Company.

Executed as of August __ , 2014.

Guy Quigley

STOCK ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby sell, transfer, convey and assign to ProPhase Labs, Inc, a Nevada corporation (the “Issuer”) an aggregate of Four Hundred Three Thousand Seven Hundred Five (403,705) shares of the common stock of the Issuer, $0.0005 par value (the “Transferred Shares”), standing in the name of the undersigned on the books and records of the Issuer and the books and records of any transfer agent of the Issuer, represented by Stock Certificate Nos. TQC675, TQC1389, TQC1390, TQC1393, TQC1394, TQC2557, TQC2881, TQC2882, TQC676, TQC1422, TQC1423, TQC1424 and TQC1425.

The undersigned hereby appoints the Chief Financial Officer of the Issuer as attorney in fact to transfer the Transferred Shares on the books and records of the Issuer with full power of substitution.

This stock assignment (the “Stock Assignment”) is executed and delivered in accordance with the Settlement Agreement dated August ___ , 2014, among and between the undersigned, the Issuer, and certain other parties thereto (the “Settlement Agreement”).

The Undersigned has executed and delivered the Stock Power annexed hereto with respect to the transfer and assignment of the Transferred Shares.

The undersigned hereby represents and warrants that the undersigned possesses and is hereby delivering to Issuer good and marketable title, free and clear of all liens and encumbrances, to the Transferred Shares.

The undersigned covenants that the undersigned shall take such further actions and execute any and all additional documents as are reasonably necessary to transfer and convey the Transferred Shares to Issuer in accordance with the terms and conditions of the Settlement Agreement and this Stock Assignment.

Dated: August ___ , 2014

Wendy Quigley

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

The undersigned, Wendy Quigley, an individual residing in __________________, hereby assigns, and transfers unto ProPhase Labs, Inc., a Nevada corporation (the “Company”), Four Hundred Three Thousand Seven Hundred Five (403,705) shares of Common Stock of the Company, standing in the name of the undersigned on the books of the Company represented by Stock Certificate Nos. TQC675, TQC1389, TQC1390, TQC1393, TQC1394, TQC2557, TQC2881, TQC2882, TQC676, TQC1422, TQC1423, TQC1424 and TQC1425, which is surrendered herewith, and does hereby irrevocably constitute and appoint the Chief Financial Officer of the Company, as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said shares on the books of the Company.

Executed as of August __ , 2014.

Wendy Quigley

STOCK ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby sell, transfer, convey and assign to ProPhase Labs, Inc, a Nevada corporation (the “Issuer”) an aggregate of Two Hundred Ninety-Five Thousand (295,000) shares of the common stock of the Issuer, $0.0005 par value (the “Transferred Shares”), standing in the name of the undersigned on the books and records of the Issuer and the books and records of any transfer agent of the Issuer, represented by Stock Certificate No. BK*26.

The undersigned hereby appoints the Chief Financial Officer of the Issuer as attorney in fact to transfer the Transferred Shares on the books and records of the Issuer with full power of substitution.

This stock assignment (the “Stock Assignment”) is executed and delivered in accordance with the Settlement Agreement dated August ___ , 2014, among and between the undersigned, the Issuer, and certain other parties thereto (the “Settlement Agreement”).

The Undersigned has executed and delivered the Stock Power annexed hereto with respect to the transfer and assignment of the Transferred Shares.

The undersigned hereby represents and warrants that the undersigned possesses and is hereby delivering to Issuer good and marketable title, free and clear of all liens and encumbrances, to the Transferred Shares.

The undersigned covenants that the undersigned shall take such further actions and execute any and all additional documents as are reasonably necessary to transfer and convey the Transferred Shares to Issuer in accordance with the terms and conditions of the Settlement Agreement and this Stock Assignment.

Dated: August ____ , 2014

KARIBA HOLDINGS LTD

By:
Name:
Title:

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

The undersigned, a ___________________ of Kariba Holdings Ltd, a __________________, hereby assigns, and transfers unto ProPhase Labs, Inc., a Nevada corporation (the “Company”), Two Hundred Ninety-Five Thousand (295,000) shares of Common Stock of the Company, standing in the name of the undersigned on the books of the Company represented by Book Entry No. BK*26, and does hereby irrevocably constitute and appoint the Chief Financial Officer of the Company, as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said shares on the books of the Company.

Executed as of August __ , 2014.

KARIBA HOLDINGS LTD

By:
Name:
Title:

STOCK ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby sell, transfer, convey and assign to ProPhase Labs, Inc, a Nevada corporation (the “Issuer”) an aggregate of Two Hundred Seventy-Four Thousand Five Hundred (274,500) shares of the common stock of the Issuer, $0.0005 par value (the “Transferred Shares”), standing in the name of the undersigned on the books and records of the Issuer and the books and records of any transfer agent of the Issuer, represented by Stock Certificate No. PPL6045 and Book Entry No. BK*25.

The undersigned hereby appoints the Chief Financial Officer of the Issuer as attorney in fact to transfer the Transferred Shares on the books and records of the Issuer with full power of substitution.

This stock assignment (the “Stock Assignment”) is executed and delivered in accordance with the Settlement Agreement dated August ___ , 2014, among and between the undersigned, the Issuer, and certain other parties thereto (the “Settlement Agreement”).

The Undersigned has executed and delivered the Stock Power annexed hereto with respect to the transfer and assignment of the Transferred Shares.

The undersigned hereby represents and warrants that the undersigned possesses and is hereby delivering to Issuer good and marketable title, free and clear of all liens and encumbrances, to the Transferred Shares.

The undersigned covenants that the undersigned shall take such further actions and execute any and all additional documents as are reasonably necessary to transfer and convey the Transferred Shares to Issuer in accordance with the terms and conditions of the Settlement Agreement and this Stock Assignment.

Dated: August ____ , 2014

CHILESHA HOLDINGS LTD.

By:
Name:
Title:

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

The undersigned, a __________________ of Chilesha Holdings Ltd., a ______________, hereby assigns, and transfers unto ProPhase Labs, Inc., a Nevada corporation (the “Company”), Two Hundred Seventy-Four Thousand Five Hundred) (274,500) shares of Common Stock of the Company, standing in the name of the undersigned on the books of the Company represented by Stock Certificate No. PPL6045 and Book Entry No. BK*25, which certificate is surrendered herewith, and does hereby irrevocably constitute and appoint the Chief Financial Officer of the Company, as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said shares on the books of the Company.

Executed as of August __ , 2014.

CHILESHA HOLDINGS LTD.

By:
Name:
Title:

STOCK ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby sell, transfer, convey and assign to ProPhase Labs, Inc, a Nevada corporation (the “Issuer”) an aggregate of Forty Thousand (40,000) shares of the common stock of the Issuer, $0.0005 par value (the “Transferred Shares”), standing in the name of the undersigned on the books and records of the Issuer and the books and records of any transfer agent of the Issuer.

The undersigned hereby appoints the Chief Financial Officer of the Issuer as attorney in fact to transfer the Transferred Shares on the books and records of the Issuer with full power of substitution.

This stock assignment (the “Stock Assignment”) is executed and delivered in accordance with the Settlement Agreement dated August ___ , 2014, among and between the undersigned, the Issuer, and certain other parties thereto (the “Settlement Agreement”).

The Undersigned has executed and delivered the Stock Power annexed hereto with respect to the transfer and assignment of the Transferred Shares.

The undersigned hereby represents and warrants that the undersigned possesses and is hereby delivering to Issuer good and marketable title, free and clear of all liens and encumbrances, to the Transferred Shares.

The undersigned covenants that the undersigned shall take such further actions and execute any and all additional documents as are reasonably necessary to transfer and convey the Transferred Shares to Issuer in accordance with the terms and conditions of the Settlement Agreement and this Stock Assignment.

Dated: August ____ , 2014

By:
Kevin Brogan

STOCK ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby sell, transfer, convey and assign to ProPhase Labs, Inc, a Nevada corporation (the “Issuer”) an aggregate of Forty Thousand (40,000) shares of the common stock of the Issuer, $0.0005 par value (the “Transferred Shares”), standing in the name of the undersigned on the books and records of the Issuer and the books and records of any transfer agent of the Issuer.

The undersigned hereby appoints the Chief Financial Officer of the Issuer as attorney in fact to transfer the Transferred Shares on the books and records of the Issuer with full power of substitution.

This stock assignment (the “Stock Assignment”) is executed and delivered in accordance with the Settlement Agreement dated August ___ , 2014, among and between the undersigned, the Issuer, and certain other parties thereto (the “Settlement Agreement”).

The Undersigned has executed and delivered the Stock Power annexed hereto with respect to the transfer and assignment of the Transferred Shares.

The undersigned hereby represents and warrants that the undersigned possesses and is hereby delivering to Issuer good and marketable title, free and clear of all liens and encumbrances, to the Transferred Shares.

The undersigned covenants that the undersigned shall take such further actions and execute any and all additional documents as are reasonably necessary to transfer and convey the Transferred Shares to Issuer in accordance with the terms and conditions of the Settlement Agreement and this Stock Assignment.

Dated: August ___ , 2014

By:
George Longo

EXHIBIT C

Guy J. Quigley

3720 Fountain Circle

Fountainville, PA 18923

September _____, 2014

Ms. Marylou Arnett

Chief Executive Officer

Matrixx Initiatives, Inc.

1 Grande Commons, Suite 130

440 Route 22

Bridgewater, NJ 08807

Re:	Stock Option Agreement By and Between Guy J. Quigley and Matrixx
Initiatives, Inc., Dated as of September 4, 2012

Dear Ms. Arnett:

I am writing with reference to the above agreement. Please be advised that should Matrixx Initiatives, Inc. (“Matrixx”) decide to exercise the Option conferred by the agreement, I have given Thomas F. J. MacAniff, Esquire, of the law firm of Eastburn & Gray, P.C. in Doylestown, Pennsylvania, a power of attorney to act on my behalf to carry out my obligations thereunder. Matrixx is hereby authorized and directed by me to pay all funds due as a result of its exercise into the “Eastburn & Gray Escrow Account”.

In the event that Matrixx should have decided not to pursue the Option, please advise me accordingly as soon as possible.

Sincerely yours,

Guy J. Quigley

Guy J. Quigley

3720 Fountain Circle

Fountainville, PA 18923

September _____, 2014

Ms. Marylou Arnett

Chief Executive Officer

Matrixx Initiatives, Inc.

1 Grande Commons, Suite 130

440 Route 22

Bridgewater, NJ 08807

Re:	Stock Option Agreement By and Between Guy J. Quigley and Matrixx
Initiatives, Inc., Dated as of September 4, 2012

Dear Ms. Arnett:

I am writing with reference to the above agreement. Please be advised that I have given ProPhase Labs my consent to contact Matrixx Initiatives, Inc. in order to reach a determination that the option referenced above is no longer in force or will not be exercised.

Sincerely yours,

Guy J. Quigley

EXHIBIT D

IN THE COURT OF COMMON PLEAS
OF BUCKS COUNTY, PENNSYLVANIA

:
PROPHASE LABS, INC. f/k/a	:
THE QUIGLEY CORPORATION,	:
:
Plaintiff,	:	NO. 2010-0827
:
v.	:
:
GUY J. QUIGLEY, et al.,	:
:
Defendants.	:
:

STIPULATED ORDER

AND NOW, this _____ day of ________________, 2014, with the consent of all the parties, it is hereby ORDERED and DECREED as follows:

(a) Any and all agreements or transactions by which shares of Plaintiff’s common stock were issued to Pacific Rim Pharmaceuticals, Ltd. or Pacific Rim Pharmaceuticals, Ltd., a division of ScandaSystems, Ltd. are hereby rescinded;

(b) Any and all agreements or transactions by which 338,000 shares of Plaintiff’s common stock held by Pacific Rim Pharmaceuticals, Ltd. (certificate number TQC 0002594) were transferred to Chilesha Holdings, Ltd., (certificate number TQC0002633) are hereby rescinded;

(c) Plaintiff, and its duly authorized agents, are authorized and directed to cancel certificate number TQC0002633 for 338,000 shares of Plaintiff’s common stock issued or issuable in the name of Defendant, Chilesha Holdings, Ltd. (held in Account No. 0000011277 at American Stock Transfer & Trust Company, LLC) and to treat such shares thereafter as authorized but unissued treasury shares.

Thomas J. McGarrigle, Esquire	Stephen Weaver, Esquire
Attorney for ProPhase Labs, Inc.

John P. McShea, Esquire
Attorneys for Defendants

BY THE COURT:

Robert J. Mellon, Judge

EXHIBIT E

LOST CERTIFICATE AFFIDAVIT AND INDEMNITY

As an inducement to ProPhase Labs, Inc., a Nevada corporation (the “Company”), to enter into that certain Settlement Agreement, dated August _____, 2014, by and among Guy J. Quigley, Wendy Quigley, Gary Quigley, the Estate of Josephine Quigley, George Longo, Kevin Brogan, Graham Brandon, Joseph Currivan, Josephine Gleeson, Frances Boston, Scanda Systems Ltd (UK), Scanda Systems Ltd (US), Kariba Holdings, Ltd., Chilesha Holdings Ltd., InnerLight Holdings, Inc., InnerLight Worldwide, Inc. and the Company (the “Settlement Agreement”), which provides for the transfer, conveyance and assignment to the Company of shares of Company common stock, $0.0005 par value (“Common Stock”), the undersigned holder of shares of Common Stock (“Shareholder”), represented by the Certificate (as defined hereinafter), which has been lost, stolen or destroyed, hereby certifies, deposes and states the following:

1.	Shareholder is the true legal and custodial owner of a certificate issued by the Company and representing or formerly representing, if applicable, shares of Common Stock (the “Certificate”).

2.	Shareholder has made a due and diligent search for the Certificate and the Certificate cannot be found. The exact circumstances of loss are unknown to Shareholder.

3.	Shareholder has not endorsed, assigned, transferred, hypothecated, pledged or otherwise disposed of, either in whole or in part, the Certificate or any shares represented by the Certificate. Further, Shareholder has not executed a power of attorney providing for any of the foregoing.

4.	Shareholder hereby agrees that, in the event the original Certificate is recovered, or it becomes aware of the possession of the same by any third party, Shareholder will promptly take whatever action necessary in order to cause such original Certificate to be delivered to the Company in order that the same may be canceled.

5.	This Affidavit is made for the purpose of inducing the Company to enter into the Settlement Agreement and to perform its obligations thereunder.

6.	Shareholder, for itself, its legal representatives, successors and assigns, hereby agrees to indemnify and hold harmless the Company and their directors, officers, agents, employees, successors and assigns (the “Indemnitees”) from and against any and all losses, costs, liabilities, damages, and expenses (including all reasonable attorney fees’ and court costs) resulting from any claim against any of the Indemnitees, arising from the loss, theft or destruction of the Certificate, or any claim of a third party of an interest in the Certificate.

7.	All of the information contained in this Affidavit is true and correct to the best of Shareholder’s knowledge.

IN WITNESS WHEREOF, Shareholder has duly executed this Affidavit as of , 2014.

SHAREHOLDER:

Print:

State of	)
)
County of	)

On ______ ___, 2014, before me, _____ ________, Notary Public, personally appeared _________ , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of__________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary Public

Signature of Notary Public
(Seal)